UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION
                                 (Rule 14c-101)

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
    (2))

[X] Definitive Information Statement

                              EUGENE SCIENCE, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required

 [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
          -------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         --------------------------------------------------
         (3) Filing Party:
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         (4) Date Filed:
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

                              EUGENE SCIENCE, INC.
                           16-7 SAMJUNG-DONG, OJUNG-GU
                            BUCHEON, KYONGGI-DO KOREA

                       NOTICE OF ACTION WITHOUT A MEETING

To the Stockholders of Eugene Science, Inc.:

      This Information Statement is being furnished on or about April 28, 2006 by Eugene Science, Inc., a Delaware corporation (the "Company"), to holders of the Company's outstanding common stock, par value $0.0001 per share ("Common Stock"), as of the close of business on March 3, 2006, pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of this Information Statement is:

      (1) to inform the Company's stockholders that the Company has obtained the written consent of the holders of a majority of the outstanding shares of Common Stock as of the close of business on the record date to approve and adopt the Company's 2006 Stock Incentive Plan (the "2006 Plan"); and

      (2) to serve as notice of the foregoing actions in accordance with Section 228(e) of the Delaware General Corporation Law (the "DGCL").

      The close of business on March 3, 2006 is the record date for the determination of the holders of Common Stock entitled to receive this Information Statement with respect to the action by written consent approving and adopting the 2006 Plan. The Company had 31,165,974 shares of Common Stock issued and outstanding as of the close of business on the record date. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted a vote of the Company's stockholders.

      Under Section 228 of the DGCL, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Under Section 242 of the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock as of the close of business on the record date is required to approve the Plan. On April 13, 2006, in accordance with Section 242 of the DGCL, the holders of a majority of the outstanding shares of Common Stock executed a written consent approving the Plan. No other vote or stockholder action is required to approve and adopt the 2006 Plan. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is being sent by the Company to the holders of Common Stock as of the close of business on the record date on or about April 28, 2006, and is being furnished to the holders of Common Stock for informational purposes only.


                                     By Order of the Board of Directors,

                                     /s/ Seung Kwon Noh
                                     ---------------------------------------
                                     Seung Kwon Noh
                                     Chief Executive Officer and President

                              EUGENE SCIENCE, INC.
                           16-7 SAMJUNG-DONG, OJUNG-GU
                           BUCHEON, KYONGGI-DO, KOREA

                              INFORMATION STATEMENT

      This Information Statement is being furnished to the stockholders of Eugene Science, Inc., a Delaware corporation, in connection with the approval and adoption of our 2006 Stock Incentive Plan (the "2006 Plan") by our board of directors and by the written consent of the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share ("Common Stock"), as of the close of business on March 3, 2006. These actions were taken in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"). No action is required by you with respect to this matter. The terms "Eugene Science," "Company," "we," "us," or "our" as used herein refer to Eugene Science, Inc.

      This Information Statement is being sent to our stockholders to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 228(e) of the DGCL. We are providing information to our stockholders regarding the action by written consent taken on April 13, 2006 by the holders of a majority of the outstanding shares of Common Stock as of the close of business on the record date to approve and adopt our 2006 Stock Incentive Plan (the "2006 Plan"). This consent is sufficient under Section 242 of the DGCL to approve and adopt the 2006 Plan. Accordingly, this matter will not be submitted to our other stockholders for a vote. The written consent will be deemed effective on or about May 22, 2006, which is approximately 20 calendar days after the date this Information Statement is first mailed to all stockholders of record in accordance with Rule 14c-2(b) promulgated under the Exchange Act.

      Under Section 228 of the DGCL, we are also required to provide notice of the taking of any corporate action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to us. On March 3, 2006, there were 31,165,974 shares of our common stock outstanding, each of which would have been entitled to one vote at a meeting called to approve the 2006 Plan. Our stockholders have no rights to appraisal of their shares of Common Stock or other rights to dissent under the DGCL, our certificate of incorporation, as amended, or our bylaws with respect to the approval and adoption of the 2006 Plan.

      We have asked brokers and other custodians as well as fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will pay all costs associated with the distribution of this Information Statement including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

      THE 2006 PLAN HAS BEEN APPROVED AND ADOPTED BY STOCKHOLDERS WHO HOLD SUFFICIENT VOTING SECURITIES TO APPROVE THE ACTION. THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                CHANGE OF CONTROL

      On September 30, 2005, pursuant to an Exchange Agreement dated September 1, 2005 (the "Exchange Agreement") by and among Ezcomm Enterprises, Inc., Eugene Science, a corporation organized under the laws of the Republic of Korea ("Eugene Science"), and certain stockholders of Eugene Science (the "Eugene Science Stockholders"), we acquired approximately 89.5% of the issued and outstanding shares of Eugene Science common stock in exchange for an aggregate of 272,790,924 shares of our Common Stock (the "Exchange Transaction"). We will continue to offer any remaining Eugene Science stockholders the opportunity to exchange their shares for our Common Stock on the same terms and conditions as provided in the Exchange Agreement, which may result in the issuance of up to approximately 32,094,000 additional shares of our Common Stock.

      In addition, and pursuant to the Exchange Agreement, we exchanged an equal amount of cash with the Eugene Science Stockholders (an aggregate of $103,514.48) and we assumed all of Eugene Science's outstanding options. As a result of the Exchange Transaction, Eugene Science is now our subsidiary, and the Eugene Science Stockholders hold approximately 89% of our voting stock on a fully-diluted basis. Prior to the Exchange Transaction, we were a "shell company" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. In conjunction with the Exchange Transaction we also issued a warrant to purchase 7,073,760 shares of our common stock to WestPark Capital, Inc., at $0.17 per share, as partial compensation for their investment banking services with respect to the Exchange Transaction. We are presently in negotiations with WestPark Capital to reduce the number of shares available to them upon exercise of this warrant.

      We are presently authorized under our Certificate of Incorporation to issue 480,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share. Immediately prior to the Exchange Transaction, we had 35,368,800 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. Immediately after giving effect to the Exchange Transaction, we had 308,159,748 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. Our issued and outstanding common stock prior to the Exchange Transaction represented approximately 11% of our total common stock on a fully-diluted basis (assuming exercise of all Eugene Science stock options outstanding immediately prior the Exchange Transaction) immediately following the Exchange Transaction.

      Pursuant to the Exchange Agreement our former sole director, Dr. Peter Braun, resigned, effective as of the closing of the Exchange Transaction, and the following directors were appointed: Seung Kwon Noh (Eugene Science's president and chief executive officer), Tae Hwan Lee (Eugene Science's senior vice president, marketing), Se Cheon Ahn (Eugene Science's senior vice president, plant/manufacturing), and Tony Kim. The current size of the board is four members and may be increased by the board to five members.

      Also effective as of the closing of the Exchange Transaction, our existing officers resigned and the following officers were appointed by the board of directors.

           Seung Kwon Noh            Chief Executive Officer and President
           Jae Hong Yoo              Chief Financial Officer
           Eun Young Lee             Secretary

                                VOTING SECURITIES

      A total of 26 stockholders holding approximately 52.03% of the issued and outstanding shares of Common Stock approved the 2006 Stock Incentive Plan by means of written consent on April 13, 2006. As of March 3, 2006, the record date for the determination of stockholders entitled to receive this information statement, we had 31,165,974 shares of common stock outstanding.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 31, 2006 by: (i) each stockholder known to us to be a beneficial owner of more than five percent (5%) of our common stock; (ii) each of our directors; (iii) our named executive officer; and (iv) all of our current directors and executive officers as a group.


                                                                        Number of Shares             Percentage of
Name and Address (1)                                                 Beneficially Owned (2)     Outstanding Shares (2)
--------------------                                                 ----------------------     ----------------------
Seung Kwon Noh(3).................................................           10,301,079                         33.05%

Tony Kim(4).......................................................            2,306,339                          7.4%

Se Cheon Ahn(5)...................................................               92,253                          *

Tae Hwan Lee......................................................                   --                          *

H&Q Asia Pacific(6)...............................................            2,767,606                          8.88%

Telos, LLC(7).....................................................            2,306,339                          7.4%

All directors and executive officers as a group (5 persons)
(3)(4)(5).........................................................           12,699,676                         40.75%

---------------------------
* less than one percent (1%).

(1) Unless otherwise indicated, the business address of each holder is: c/o Eugene Science, Inc., 16-7 Samjung-dong, Ojung-gu, Bucheon, Kyonggi-Do, Korea.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable. The number and percentage of shares beneficially owned are based on 31,165,974 shares of common stock outstanding as of March 31, 2006. Shares of common stock subject to options and warrants currently exercisable, or exercisable within 60 days of March 31, 2006, are deemed beneficially owned and outstanding for purposes of computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

(3)   Includes (i) 728,346 shares beneficially owned by Mr. Noh's spouse, and
      (ii) 922,536 shares held by OnBio Corporation, an entity of which Mr. Noh is an executive officer and has an ownership interest. Mr. Noh may be deemed to beneficially own the shares held by OnBio Corporation, but disclaims beneficial ownership in such shares except to the extent of his pecuniary interest therein.

(4) Consists of 2,306,339 shares of common stock held by Telos, LLC, an entity of which Mr. Kim is a director and executive officer and has an ownership interest. Mr. Kim may be deemed to beneficially own the shares held by Telos, LLC, but disclaims beneficial ownership in such shares except to the extent of his pecuniary interest therein.

(5) Consists of 92,253 shares subject to options exercisable within 60 days after March 31, 2006.

(6) Includes 1,383,803 shares held by APGF3 Korea Investment and 1,282,803 shares held by KGRF Korea Investment, both of which are affiliates of H&Q Asia Pacific.

(7) Address is 6300 Wilshire Blvd., Suite 1730, Los Angeles, California 90048. Mr. Kim is a director and executive officer and has an ownership interest in Telos, LLC.

                             EXECUTIVE COMPENSATION

Ezcomm Enterprises, Inc.  (now Eugene Science, Inc.)

      Ezcomm Enterprises did not have a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors during any of the three most recently completed fiscal years. Ezcomm Enterprises has not paid any salaries or other compensation to its officers, directors or employees in an amount equal to or in excess of $100,000 since its inception. Further, Ezcomm Enterprises has not entered into employment agreements with its officers, directors or any other persons. Ezcomm Enterprises, Inc. has not accrued any officer compensation.

      There were no option grants to any executive officers during Ezcomm Enterprises' fiscal year ended May 31, 2005, and no options were exercised by any executive officer during the fiscal year ended May 31, 2005.

      Ezcomm Enterprises did not compensate any director in the 2003, 2004 or 2005 fiscal years.

Eugene Science, Inc.

      The following table sets forth the salary and bonus earned for the three fiscal years ended December 31, 2005 by our chief executive officer. None of our other executive officers earned total annual salary and bonus in excess of $100,000 during the 2005 fiscal year. Our chief executive officer shall be referred to in this information statement as the "named executive officer."


                           SUMMARY COMPENSATION TABLE
                                                   Annual Compensation                    Long Term Compensation
                                                                                      Securities          All Other
                                                                                      Underlying        Compensation
    Name and Principal Position      Year       Salary ($)        Bonus ($)           Options (#)            ($)
                                              ------------ --------------------- ------------------- ------------------
Seung Kwon Noh                       2005        $ 110,000           --                      --                  --
     Chief Executive Officer and     2004          110,000           --                      --                  --
     President                       2003          110,000           --                      --                  --

Stock Options

      No options were granted to our named executive officer during the 2005 fiscal year nor were any options exercised by our named executive officer during the 2005 fiscal year.

Director Compensation.

      We currently do not pay any fees to our directors or any fees for each board or committee meeting which is attended in person or telephonically. We do, however, reimburse directors for their reasonable travel expenses to attend meetings.

Employment Agreements.

      We have not entered into an employment agreement with our named executive officer.

                    APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

      On February 27, 2006, our board of directors approved the Eugene Science, Inc. 2006 Stock Incentive Plan (the "2006 Plan") and recommended that the 2006 Plan be submitted to our stockholders for approval. We subsequently obtained, on April 13, 2006, written consent from stockholders holding a majority of the outstanding shares of our common stock entitled to vote thereon approving the 2006 Plan. A copy of the 2006 Plan is attached as Appendix A to this Information Statement.

      Although we believe that the 2006 Plan is in the best interests of our stockholders and is necessary in order to attract and retain qualified directors, executive officers, key employees and service providers, the 2006 Plan authorizes the grant of options to purchase up to 4,000,000 shares of our common stock and the future grant and exercise of the options may tend to dilute the ownership interests of our stockholders. Furthermore, the nature of the options is such that the options may be exercised at a time that we likely would be able to derive a higher price for our shares than the exercise price.

      We previously had no stock option or other stock incentive plan. As a small company with limited financial resources, we expect to rely, in part, on the grant of stock options to attract and retain directors, executive officers, other key employees and service providers. We believe that the 2006 Plan is necessary to make shares available for the grant of stock options to current and future directors, executive officers, other key employees and service providers.

      The following is a summary of the material terms of the 2006 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full test of the 2006 Plan, which is attached as Appendix A to this Information Statement and incorporated herein by reference.

Summary of the 2006 Stock Incentive Plan

      The 2006 Plan was approved by our board of directors on February 27, 2006 and by our stockholders on April 13, 2006. Such approval by our stockholders will be deemed effective on or about May 22, 2006.

      Authorized Number of Shares. In order to accomplish the purposes of the 2006 Plan, the 2006 Plan sets aside 4,000,000 shares of our common stock for grants of incentive and nonqualified options and restricted stock purchase rights. The maximum number of shares of common stock that may be the subject of grants of options and restricted stock purchase rights issued under the 2006 Plan to any 2006 Plan participant in any one year may not exceed 4,000,000 shares. The number of shares authorized for issuance under the 2006 Plan, and the foregoing limitations on the shares available for different awards and on annual grants to 2006 Plan participants, will be subject to adjustment in the event of stock splits, stock dividends and other similar changes in our capital structure. As of April 13, 2006, there were 4,000,000 shares of our common stock available for issuance under the 2006 Plan.

      Administration of the 2006 Plan. The 2006 Plan shall be administered by our board of directors or a committee of the board designated by it.

      Incentive and Nonqualified Stock Options. Options to purchase common stock granted under the 2006 Plan may be either "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or "nonqualified stock options," as determined by the board of directors or the committee at the time of grant. Incentive stock options provide certain income tax benefits to optionees under the Code that are not available to holders of nonqualified options.

      Eligibility to be Granted Incentive Stock Options under the 2006 Plan. Only our officers and other employees, or the officers and other employees of any of our subsidiaries, are eligible to receive incentive options under the 2006 Plan. An employee who is granted an incentive option may, if otherwise eligible, be granted additional incentive options, or nonqualified options or rights to purchase restricted stock, if the board of directors or the committee so determines. However, if the aggregate market value of the incentive options of an optionee that become exercisable for the first time in any year were to exceed $100,000, only the first $100,000 of such options would be accorded incentive stock option treatment under the Code. The remaining options, in that event, would be treated as nonqualified options for income tax purposes. For purposes of determining whether or not this limitation has been exceeded, such options would be valued at the fair market value of the underlying shares determined as of the date the options were granted.

      Nonqualified Options and Rights to Purchase Restricted Stock. Officers and other employees and members of the board of directors (whether or not they also are employees) of, and independent contractors that provide services or supply goods to, us or of any of our subsidiaries, will be eligible to receive nonqualified options and restricted stock purchase rights under the 2006 Plan. An individual who has been granted a nonqualified option or a right to purchase restricted stock may be granted an incentive option (if he or she also is an officer or employee of us or of any of our subsidiaries) or additional nonqualified options or restricted stock purchase rights, if the board of directors or the committee so determines.

      Exercise Prices of Options and Payment for Shares. The exercise price of any option granted under the 2006 Plan, whether it is an incentive or a nonqualified option, must be at least equal to 100% of the fair market value per share of our common stock on the date the option is granted, except in the case of an incentive option that is granted to an optionee who owns 10% or more of our outstanding shares of common stock, as to whom the exercise price must be at least 110% of such fair market value. Payment of the exercise price of options may be made, in the discretion of the board of directors or the committee, by
(i) cash, (ii) check, (iii) delivery of shares of our common stock already owned by the optionee, (iv) cancellation of any indebtedness owed by us to, or a waiver of compensation due to, the optionee, (v) a "same day sale" or "margin" commitment from an optionee (provided he or she is not our executive officer), or (vi) any combination of the foregoing methods or any other consideration or method of payment permitted by applicable law.

      Vesting and Termination of Options. When granting options under the 2006 Plan, the board of directors or the committee has the authority to determine the time or times at which such options will become exercisable (that is, when and in what increments options will "vest"), subject to the requirement that options must expire no later than 10 years from the date of grant (or five years with respect to any incentive options granted to a 10% stockholder). Accordingly, the board of directors or the committee may determine to grant options that become exercisable in full on the date of grant, which would entitle the optionee to exercise the options at any time in full or from time to time in part, prior to the expiration or earlier termination of the options. In the alternative, the board of directors or the committee may decide to grant options on terms that provide for them to become exercisable in periodic installments, such as, for example, in five equal successive annual installments of 20% of the options each, commencing on the first anniversary of the date of grant.

      Options are generally nontransferable (except as otherwise provided by the board of directors or the committee in an individual option agreement), other than upon death, in which case they may be transferred by will or the laws of descent and distribution, and generally may be exercised only by an employee while employed by us. If an optionee's employment or service with us or any of our subsidiaries is terminated for any reason, those of his or her options that have not yet become exercisable will terminate automatically. Any options that have previously become exercisable will remain exercisable for such period of time after termination of employment, as shall be determined by the board of directors or the committee at the time the options are granted. Upon termination of any unexercised option, the shares subject to that option will again be available for the grant of options under the 2006 Plan, as will any option shares that may be repurchased by us.

      Rights to Purchase Restricted Common Stock. Restricted stock purchase rights entitle the recipient thereof to purchase a specified number of shares of common stock pursuant to the terms and subject to the conditions of a restricted stock purchase agreement. Upon exercise of those rights, the participant will acquire ownership of the restricted shares subject to the grant. However, the participant's right to continued ownership of the shares generally will be subject to vesting requirements determined by the board of directors or the committee and set forth in the stock purchase agreement, which will provide that, if those vesting requirements are not satisfied, we will become entitled to repurchase any or all of the unvested shares at the price paid for them by the participant. If the purchase price for the shares is zero, then the unvested shares may be transferred to us without consideration. Such vesting requirements may include a requirement that the participant remain in our employ or service for a specified period of time or that specified performance goals or objectives be achieved by us or the participant. Since a participant will become the owner of the restricted shares on his or her exercise of the right to purchase those shares, the participant will (except as described below) have all of the rights of a stockholder with respect to those shares, including the right to vote and to receive any dividends that might be declared on our outstanding common stock.

      However, it is expected that in most instances the stock purchase agreements will provide that, until the vesting requirements have been satisfied, we will be entitled to retain possession of the shares, the transferability of which will be restricted, and to apply any dividends paid on those shares to the payment of the then unpaid portion of the purchase price of the restricted shares. The purchase price payable for restricted shares will be determined by the board of directors or the committee at the time of grant and may be less than the then fair market value of the shares, if deemed appropriate by the board of directors or the committee; except that the purchase price payable for restricted shares granted to our chief executive officer and our four other highest compensated officers, may be no less than the fair market value of our shares on the date such rights are granted. As is the case with stock options granted under the 2006 Plan, the purchase price for restricted shares may be paid in cash or in another form of consideration approved by the board of directors or the committee, including the delivery of already owned shares by the participant, as provided in the stock purchase agreement or as approved by the board of directors or the committee. Upon any reacquisition by us of the shares subject to restricted stock purchase grants, whether due to a failure of those shares to have become vested or otherwise, those shares will become available for the grant thereafter of stock options or restricted stock purchase rights under the 2006 Plan.

      Change in Control. Options and restricted stock offered under the 2006 Plan are subject to special provisions upon the occurrence of a "change in control" (as defined in the 2006 Plan) transaction with respect to the Company. Under the 2006 Plan, the board of directors or the committee shall provide in each option agreement or restricted stock purchase agreement for vesting arrangements upon a change in control. Such arrangements may provide for full acceleration of vesting upon a change in control, or may permit the assumption and/or replacement of an option or restricted stock in a change in control transaction where the vesting of such option or restricted stock does not accelerate.

      Amendments to and Termination of the 2006 Plan. The board of directors or the committee may from time to time alter, amend, suspend or terminate the 2006 Plan in such respects as the board of directors or the committee may approve. However, no alteration, amendment, suspension or termination of the 2006 Plan may substantially affect in an adverse manner, or impair, the rights of any holder of any outstanding options or restricted shares without that holder's prior consent. Unless sooner terminated, the 2006 Plan will terminate on the tenth (10th) anniversary of its effective date.

      Registration of Underlying Shares. We intend to file with the SEC a registration statement on Form S-8 registering the shares of common stock issuable upon each of our equity incentive plans.

      Summary of Federal Income Tax Consequences of the Equity Plan. The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

      Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the date of option exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise is subject to alternative minimum tax.

      Nonqualified Stock Options. Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option if such options are granted with an exercise price equal to their fair market value. Upon exercise of a nonqualified stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

      Restricted Stock. The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than 30 days after the date of transfer.

      If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the optionee's current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      We intend to use the 2006 Plan to grant equity compensation to our directors, officers, employees and service providers for their respective services to us. Presently, we have no agreements or arrangements obligating us to provide further equity compensation to any directors, officers, employees or service providers and we have not taken any action regarding any future grants of equity compensation to such parties.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

      Please read all of the sections of this information statement carefully. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, current reports, proxy and information statements and other information with the Securities and Exchange Commission (the "SEC"). The periodic reports, current reports, proxy and information statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this material also may be obtained from the SEC at prescribed rates. Please call the SEC toll free at 1-800-SEC-0330 for information about its public reference section. You may also read our periodic reports, current reports, proxy and information statements and other information filed by us with the SEC at the SEC's website at http://www.sec.gov.

                         STOCKHOLDERS SHARING AN ADDRESS

      We will deliver only one copy of this information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of this information statement to a stockholder at a shared address to which a single copy of this information statement was delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of this information statement by contacting us in writing at 16-7, Samjung-dong, Ojung-gu, Bucheon, Kyonggi-Do, Korea, or by telephone at 82-32-676-6283.

                                       By Order of the Board of Directors

                                       /s/ Eun Young Lee
                                       -----------------------------------
                                       Eun Young Lee
                                       Secretary

Bucheon, Kyonggi-Do Korea
April 28, 2006

                                                                      APPENDIX A

                              EUGENE SCIENCE, INC.

                            2006 STOCK INCENTIVE PLAN

         This 2006 STOCK INCENTIVE PLAN (the "Plan") is hereby established by Eugene Science, Inc., a Delaware corporation (the "Company"), and adopted by its Board of Directors as of February 27, 2006 (the "Effective Date").

                                   ARTICLE 1.

                              PURPOSES OF THE PLAN

         1.1 Purposes. The purposes of the Plan are (a) to enhance the ability of the Company and its Affiliated Companies to attract and retain the services of officers, qualified employees and directors of the Company, and other service providers, upon whose judgment, initiative and efforts the successful conduct and development of the Company's businesses largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company's stockholders.

                                   ARTICLE 2.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the meanings indicated:

         2.1 Acquiring Entity. "Acquiring Entity" means the corporation or other entity that (i) on consummation of a merger or consolidation in which the Company is a party, will be the owner of at least a majority of the outstanding shares of the Surviving Entity in such merger or consolidation, or (ii) on consummation of a sale of all or substantially all of the Company's assets will become or be the owner of such assets or of the securities or other ownership interests representing at least a majority of the voting power of any corporation or other entity that becomes the owner of such assets.

         2.2 Administrator. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

         2.3 Affiliated Company. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

         2.4      Board.  "Board" means the Board of Directors of the Company.

         2.5      Change in Control.  "Change in Control" means:

                  (a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

                  (b) A merger or consolidation in which the Company is not the Surviving Entity, except for a transaction in which the Persons who, immediately prior to such merger or consolidation, were the holders of the outstanding voting securities of the Company, as a result of their ownership thereof, become the holders (in the aggregate) of securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Surviving Entity or the Acquiring Entity (as the case may be) in such merger or consolidation immediately after consummation thereof;

                  (c) A reverse merger in which the Company is the Surviving Entity, but in which the holders of the Company's outstanding voting securities immediately prior to such merger will hold, in the aggregate, immediately after consummation of such merger, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or its Acquiring Entity, if any, in such merger;

                  (d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the Company will receive, in exchange for the sale of such assets, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Acquiring Entity in such transaction(s); or

                  (e) The approval by the stockholders of the Company of a plan or proposal for the liquidation or dissolution of the Company.

         2.6 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 Committee. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section
7.1 hereof.

         2.8 Common Stock. "Common Stock" means the Common Stock of the Company, $0.0001 par value, subject to adjustment pursuant to Section 4.2 hereof.

         2.9 Covered Employee. "Covered Employee" means the chief executive officer of the Company (or the individual acting in such capacity) and the four
(4) other individuals that are the highest compensated officers of the Company for the relevant taxable year for whom total compensation is required to be reported to stockholders under the Exchange Act.

         2.10 Disability. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

         2.11 Effective Date. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

         2.12 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.13 Exercise Price. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

         2.14 Fair Market Value. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

                  (a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

                  (b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

                  (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

         2.15 Incentive Option. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         2.16 NASD Dealer. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

         2.17 Non-Employee Director. "Non-employee Director" shall mean a director of the Company who is neither an employee nor an executive officer of the Company.

         2.18 Nonqualified Option. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section
5.6 below, it shall to that extent constitute a Nonqualified Option.

         2.19 Option. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

         2.20 Option Agreement. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

         2.21     Optionee. "Optionee" means a Participant who holds an Option.

         2.22 Participant. "Participant" means a Person who holds an Option or Restricted Stock under the Plan.

         2.23 Person. "Person" means any natural person, any corporation, limited liability company, general or limited partnership, trust, estate or unincorporated association or other entity.

         2.24 Purchase Price. "Purchase Price" means the purchase price per share of Restricted Stock.

         2.25 Restricted Stock. "Restricted Stock" means shares of Common Stock issued pursuant to Section 6 hereof, subject to any restrictions and conditions as are established pursuant to such Section 6.

         2.26 Service Provider. "Service Provider" means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

         2.27 Stock Purchase Agreement. "Stock Purchase Agreement" means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Stock under the Plan.

         2.28 Substitute Options. "Substitute Options" means options to purchase Common Stock to be issued by the Successor Entity or Acquiring Entity (as the case may be) in a Change of Control transaction, on terms approved by the Administrator, in exchange for the cancellation or surrender, on consummation of the Change in Control, of Options granted under this Plan and held by employees of the Company or any Subsidiary.

         2.29 Substitute Restricted Stock. "Substitute Restricted Stock" means restricted stock to be issued by the Successor Entity or Acquiring Entity (as the case may be) in a Change of Control transaction, on terms approved by the Administrator, in exchange for the cancellation or surrender, on consummation of the Change in Control, of Restricted Stock issued this Plan and held by employees of the Company or any Subsidiary.

         2.30 10% Stockholder. "10% Stockholder" means a Person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                   ARTICLE 3.

                                   ELIGIBILITY

         3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

         3.2 Nonqualified Options and Restricted Stock. Employees of the Company or of an Affiliated Company, officers of the Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Stock under the Plan.

         3.3 Section 162(m) Limitation. Subject to the provisions of Section 4.2, no employee of the Company or of an Affiliated Company shall be eligible to be granted Options covering more than 4,000,000 shares of Common Stock during any calendar year.

         3.4 Restrictions. Notwithstanding Sections 3.1 and 3.2 above or any other provision of this Plan to the contrary, no director or officer of the Company or any Affiliated Company shall be eligible to receive an Option or acquire Restricted Stock, or any right to receive the same, pursuant to this Plan unless and until this Plan has been approved by a majority of the shares present and entitled to vote at a meeting of the Company's stockholders.

                                    ARTICLE 4.

                                   PLAN SHARES

         4.1 Shares Subject to the Plan. A total of 4,000,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Restricted Stock granted or offered under the Plan can no longer under any circumstances be exercised or purchased, or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Stock Purchase Agreement, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

         4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares issuable thereafter under this Plan, the number and kind of shares and the price per share subject to outstanding Option Agreements and Stock Purchase Agreements and the limit on the number of shares under Section 3.3 above, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                    ARTICLE 5.

                                     OPTIONS

         5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

         5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option and any Nonqualified Option granted to an individual providing services in or residing in the United States shall not be less than 100% of Fair Market Value on the date that Option is granted, and (b) notwithstanding the foregoing, if the Person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

         5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock acquired pursuant to the exercise of an Option (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

         5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than one (1) year after the date it is granted.

         5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

         5.6 Annual Limit on Incentive Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, shall not exceed $100,000.

         5.7 Nontransferability of Options. Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee.

         5.8 No Rights as Stockholder Prior to Exercise. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

         5.9 Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, an officer or a director of the Company while owning such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

                                   ARTICLE 6.

                                RESTRICTED STOCK

         6.1 Issuance and Sale of Restricted Stock. The Administrator shall have the right to issue, at a Purchase Price determined by the Administrator (provided, however, that the Purchase Price applicable to shares of Common Stock sold and issued to any Covered Employee shall not be less than Fair Market Value of such Shares at the time of their issuance), shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

         6.2 Restricted Stock Purchase Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

         6.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness owed by the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

         6.4 Rights as a Stockholder. Upon complying with the provisions of
Section 6.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Stock purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

         6.5 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination.

         6.6 Vesting of Restricted Stock. Subject to Section 6.5 above, the Stock Purchase Agreement shall specify the date or dates, or the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

                                   ARTICLE 7.

                           ADMINISTRATION OF THE PLAN

         7.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board who are Non-Employee Directors of the Company (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

         7.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the Persons to whom, and the time or times at which, Incentive Options or Nonqualified Options or rights to purchase Restricted Stock shall be granted, the number of shares to be represented by each Option and the number of shares of Restricted Stock to be offered, and the consideration to be received by the Company upon the exercise of such Options or sale of such Restricted Stock; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements; (e) to determine the identity or capacity of any Persons who may be entitled to exercise a Participant's rights under any Option or Stock Purchase Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to or restrictions on Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Restricted Stock; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

         7.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless that Person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such Person's conduct in the performance of duties under the Plan.

                                   ARTICLE 8.

                                CHANGE IN CONTROL

         8.1 Change in Control. In order to preserve a Participant's rights in the event of a Change in Control of the Company:

                  (a) The Administrator shall have the discretion to provide in each Option Agreement or Stock Purchase Agreement the terms and conditions that relate to (i) vesting of such Option or Restricted Stock in the event of a Change in Control, and (ii) assumption of such Options or Stock Purchase Agreements or the issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Option Agreement and Stock Purchase Agreement.

                  (b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or "spread") between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

                  (c) Notwithstanding any provision to the contrary that may be contained in this Plan or in any Option Agreement for Options granted under this Plan, all outstanding Options that have not been exercised or deemed exercised at or before the consummation of a Change of Control transaction shall terminate and cease to be exercisable upon consummation of such Change in Control except to the extent that the Options are assumed by the Surviving or Acquiring Entity pursuant to the terms of the Change in Control transaction.


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

                  (d) If the Company enters into a definitive agreement that provides for the consummation of a Change in Control of the Company, the Administrator shall cause written notice of such proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed Change in Control transaction; provided, however, that any delay in giving or any failure to give such notice shall not affect the validity of nor shall it entitle any Participant to obtain a delay or postponement in the consummation of the Change in Control transaction.

                                   ARTICLE 9.

                      AMENDMENT AND TERMINATION OF THE PLAN

         9.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

         9.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Restricted Stock may be granted under the Plan thereafter, but Option Agreements and Stock Purchase Agreements then outstanding shall continue in full force and effect in accordance with their respective terms.

                                   ARTICLE 10.

                                 TAX WITHHOLDING

         10.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.


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

                                   ARTICLE 11.

                                  MISCELLANEOUS

         11.1 Benefits Not Alienable. Except as otherwise provided above in this Plan, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

         11.2 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant or to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give to any Participant a right to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

         11.3 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as may otherwise be provided herein, will be used for general corporate purposes.

         11.4 Annual Reports. While any Option remains outstanding, the Company will furnish to each Participant that is the holder of an Option, or any permitted assignee thereof, who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.


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